EXHIBIT 99.1

Apptio Announces Results for the Second Quarter of 2017

Record Q2 revenue of $45.2 million and introduced new public cloud analytics

Bellevue, WA (August 2, 2017) - Apptio, Inc. (NASDAQ:APTI), the business management system of record for hybrid IT, today announced results for the quarter ended June 30, 2017.

"In the second quarter, we achieved record revenue of $45.2 million, strong gross margins, and an improving bottom line,” said Sunny Gupta, co-founder and CEO, Apptio. “We were pleased with continued progress toward our goals of accessing a broad market, shortening deployment times, and innovating on our hybrid IT and public cloud capabilities.”

Second Quarter Financial Summary

•

Subscription revenue was $37.2 million, an increase of 19% from the second quarter of 2016, and comprised 82% of total revenue. Services revenue was $8.0 million, an increase of 8% from the second quarter of 2016. Total revenue was $45.2 million, an increase of 17% from the second quarter of 2016.

•

GAAP gross margin was 68%, higher than the second quarter of 2016 GAAP gross margin of 66%.  Non-GAAP gross margin improved to 69%, as compared to non-GAAP gross margin of 67% in the second quarter of 2016.

•

GAAP operating margin was negative 16%, improving from GAAP operating margin of negative 21% in the second quarter of 2016. Non-GAAP operating margin improved to negative 8%, as compared to non-GAAP operating margin of negative 15% in the second quarter of 2016.

•

GAAP net loss per basic and diluted share was $0.18 based on 39.2 million weighted average shares outstanding, compared to a GAAP net loss per basic and diluted share of $0.69 based on 13.0 million weighted average shares outstanding in the second quarter of 2016.

•

Non-GAAP net loss per basic and diluted share was $0.08 based on 39.2 million weighted average shares outstanding, compared to a non-GAAP net loss per basic and diluted share of $0.50 based on 13.0 million weighted average shares outstanding in the second quarter of 2016.

•

For the three months ended June 30, 2017, net cash used in operating activities was $10.2 million as compared to $11.4 million in the comparable period last year. Free cash flow was negative $10.9 million, as compared to negative $13.5 million in the three months ended June 30, 2016.

•	Cash, cash equivalents and marketable securities were approximately $124.1 million as of June 30, 2017.

Recent Business Highlights

•

Announced new real-time cloud analytics for AWS, which provides IT leaders hourly, daily, and monthly visibility into the cost and consumption of their public cloud environments alongside private cloud and on-premises investments.

•	Completed the European TBM Summit, which was attended by more than 350 senior IT leaders in London, demonstrating Apptio’s increased momentum in Europe.

•	Continued to strengthen our Board of Directors with the addition of Kathleen Philips, Zillow Group CFO.

Financial Outlook

Apptio provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward Looking Statements. Apptio is initiating guidance for the third quarter ending September 30, 2017 and for the full year 2017 as follows:

Third quarter of 2017:

•	Total revenue is expected to be in the range of $44.5 to $45.0 million
•	Non-GAAP operating loss between $3.5 and $4.0 million

Full year 2017:

•	Total revenue is expected to be in the range of $180.0 and $183.0 million
•	Non-GAAP operating loss between $14.0 and $16.0 million

All forward-looking non-GAAP financial measures contained in this section titled "Financial Outlook" exclude the effects of stock-based compensation expense.

Conference Call Information

Apptio plans to host a conference call today to discuss the results. The call is scheduled to begin at 2:00 p.m. PT/ 5:00 p.m. ET and can be accessed by dialing 844-233-0116 (passcode: 50339694), or if outside North America, by dialing 574-990-1011 (passcode: 50339694). Individuals may also access the live teleconference from the investor relations section of the Apptio website at investors.apptio.com. A replay will be available following completion of the live broadcast.

About Apptio
Apptio (NASDAQ: APTI) is the business management system of record for hybrid IT. We transform the way IT runs its business and makes decisions. With our cloud-based applications, IT leaders manage, plan and optimize their technology investments across on-premises and cloud. With Apptio, IT leaders become strategic partners to the business by demonstrating the value of IT investments, accelerate innovation and shift their technology investments from running the business to digital innovation. Hundreds of customers choose Apptio as their business system of record for hybrid IT. For more information, please visit www.Apptio.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, prospects, customer demand, application adoption and our financial outlook for the third quarter of, and full year, 2017. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Form 10-Q filed with the SEC on May 5, 2017.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss per basic and diluted share, and free cash flow. In computing these measures, with the exception of free cash flow, we exclude the effects of stock-based compensation expense. We define free cash flow as net cash used in operating activities, less the purchases of property and equipment. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Results of Operations GAAP to Non-GAAP Reconciliation" included at the end of this release. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Apptio, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Revenue
Subscription	$37,247	$31,404	$73,434	$61,681
Professional services	7,978	7,375	15,722	13,941
Total revenue	45,225	38,779	89,156	75,622
Cost of revenue
Subscription	7,252	6,559	15,102	13,039
Professional services	7,267	6,596	14,836	12,712
Total cost of revenue	14,519	13,155	29,938	25,751
Gross profit	30,706	25,624	59,218	49,871
Operating expenses
Research and development	10,263	8,626	19,921	17,057
Sales and marketing	21,094	19,669	40,120	35,956
General and administrative	6,620	5,504	13,154	10,684
Total operating expenses	37,977	33,799	73,195	63,697
Loss from operations	(7,271)	(8,175)	(13,977)	(13,826)
Other income (expense)
Interest income (expense) and other, net	264	(377)	500	(434)
Foreign exchange gain (loss)	120	(295)	68	(407)
Loss before provision for income taxes	(6,887)	(8,847)	(13,409)	(14,667)
Provision for income taxes	(126)	(138)	(151)	(214)
Net loss	$(7,013)	$(8,985)	$(13,560)	$(14,881)
Net loss per share attributable to common stockholders, basic and diluted	$(0.18)	$(0.69)	$(0.35)	$(1.14)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	39,175	13,036	38,793	13,016

Apptio, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30,	December 31,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$39,834	$42,007
Short-term investments	84,275	36,741
Accounts receivable, net of allowance for doubtful accounts
of $492 and $122	50,763	58,587
Prepaid expenses and other current assets	5,776	5,440
Total current assets	180,648	142,775
Long-term assets
Property and equipment, net of accumulated depreciation
of $19,897 and $17,091	12,300	12,827
Long-term investments	--	38,446
Other long-term assets	971	734
Total assets	$193,919	$194,782
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,550	$3,574
Accrued payroll and other expenses	14,015	14,073
Deferred revenue	93,450	97,885
Deferred rent	843	799
Capital leases	32	43
Total current liabilities	112,890	116,374
Long-term liabilities
Deferred revenue, net of current portion	3,868	2,254
Deferred rent, net of current portion	3,927	4,360
Capital leases, net of current portion	36	51
Asset retirement obligation	187	175
Total liabilities	120,908	123,214

Stockholders’ equity
Class A and Class B Common stock	4	4
Additional paid-in capital	287,038	271,982
Accumulated other comprehensive loss	(147)	(94)
Accumulated deficit	(213,884)	(200,324)
Total stockholders’ equity	73,011	71,568
Total liabilities and stockholders' equity	$193,919	$194,782

Apptio, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Cash flows from operating activities
Net loss	$(7,013)	$(8,985)	$(13,560)	$(14,881)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation and amortization	1,552	1,502	3,082	2,985
Amortization of premiums on investments	31	2	54	15
Loss (gain) on disposal of property and equipment	3	5	(4)	25
Stock-based compensation	3,685	2,510	7,310	4,415
Accretion of expense on line of credit fees	9	42	18	72
Remeasurement of preferred stock warrant liability	--	7	--	(8)
Foreign exchange loss (gain)	107	--	(68)	--
Change in operating assets and liabilities
Accounts receivable	(12,768)	(14,811)	7,330	8,543
Prepaid expenses and other assets	1,191	56	1,481	(761)
Accounts payable	(758)	1,030	1,037	1,475
Accrued expenses	(769)	3,694	(1,727)	(1,942)
Deferred revenue	4,750	3,726	(2,820)	(1,041)
Deferred rent	(198)	(167)	(398)	(306)
Net cash (used in) provided by operating activities	(10,178)	(11,389)	1,735	(1,409)
Cash flows from investing activities
Purchases of property and equipment	(691)	(2,128)	(2,236)	(2,320)
Proceeds from sale of equipment	--	--	9	--
Proceeds from maturities of investments	12,900	6,245	19,700	6,245
Purchases of investments	(7,453)	--	(28,898)	--
Payment of security deposits	(20)	(25)	(29)	(52)
Net cash provided by (used in) investing activities	4,736	4,092	(11,454)	3,873
Cash flows from financing activities
Proceeds from exercise of common stock options	4,937	124	5,495	511
Proceeds from purchases of stock under employee stock purchase plan	2,251	--	2,251	--
Payment of initial public offering costs	--	(40)	(243)	(218)
Proceeds from long-term debt	--	10,000	--	20,000
Principal payments on capital lease obligations	(10)	(13)	(21)	(23)
Payment of capitalized loan fees	--	(236)	--	(236)
Net cash provided by financing activities	7,178	9,835	7,482	20,034
Foreign currency effect on cash, cash equivalents and restricted cash	194	(209)	64	(202)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,930	2,329	(2,173)	22,296
Cash, cash equivalents and restricted cash
Beginning of period	37,904	39,723	42,007	19,756
End of period	$39,834	$42,052	$39,834	$42,052

Apptio, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Revenue
Subscription	$37,247	$31,404	$73,434	$61,681
Professional services	7,978	7,375	15,722	13,941
Total revenue	45,225	38,779	89,156	75,622

Cost of revenue reconciliation:
GAAP subscription	7,252	6,559	15,102	13,039
Non-GAAP adjustment:
Stock-based compensation	(240)	(191)	(597)	(332)
Non-GAAP subscription cost of revenue	7,012	6,368	14,505	12,707

GAAP professional services	7,267	6,596	14,836	12,712
Non-GAAP adjustment:
Stock-based compensation	(230)	(213)	(548)	(367)
Non-GAAP professional services cost of revenue	$7,037	$6,383	$14,288	$12,345

Gross profit and gross margin reconciliation:
GAAP subscription gross profit	$29,995	$24,845	$58,332	$48,642
Non-GAAP adjustment:
Stock-based compensation	240	191	597	332
Non-GAAP subscription gross profit	30,235	25,036	58,929	48,974
GAAP subscription gross margin	80.5%	79.1%	79.4%	78.9%
Non-GAAP subscription gross margin	81.2%	79.7%	80.2%	79.4%

GAAP professional services gross profit	711	779	886	1,229
Non-GAAP adjustment:
Stock-based compensation	230	213	548	367
Non-GAAP professional services gross profit	941	992	1,434	1,596
GAAP professional services gross margin	8.9%	10.6%	5.6%	8.8%
Non-GAAP professional services gross margin	11.8%	13.5%	9.1%	11.4%

GAAP gross profit	30,706	25,624	59,218	49,871
Non-GAAP adjustment:
Stock-based compensation	470	404	1,145	699
Non-GAAP gross profit	$31,176	$26,028	$60,363	$50,570
GAAP gross margin	67.9%	66.1%	66.4%	65.9%
Non-GAAP gross margin	68.9%	67.1%	67.7%	66.9%

Operating expenses reconciliation:
GAAP research and development	$10,263	$8,626	$19,921	$17,057
Non-GAAP adjustment:
Stock-based compensation	(1,112)	(714)	(2,153)	(1,267)
Non-GAAP research and development	9,151	7,912	17,768	15,790
As a % of total revenue, non-GAAP	20.2%	20.4%	19.9%	20.9%

GAAP sales and marketing	21,094	19,669	40,120	35,956
Non-GAAP adjustment:
Stock-based compensation	(1,077)	(806)	(2,077)	(1,441)
Non-GAAP sales and marketing	20,017	18,863	38,043	34,515
As a % of total revenue, non-GAAP	44.3%	48.6%	42.7%	45.6%

GAAP General and administrative	6,620	5,504	13,154	10,684
Non-GAAP adjustment:
Stock-based compensation	(1,026)	(586)	(1,935)	(1,008)
Non-GAAP general and administrative	5,594	4,918	11,219	9,676
As a % of total revenue, non-GAAP	12.4%	12.7%	12.6%	12.8%

Loss from operations reconciliation:
GAAP loss from operations	(7,271)	(8,175)	(13,977)	(13,826)
Non-GAAP adjustment:
Stock-based compensation	3,685	2,510	7,310	4,415
Non-GAAP loss from operations	$(3,586)	$(5,665)	$(6,667)	$(9,411)
Loss from operations as a percentage of revenue:
GAAP loss from operations	(16.1%)	(21.1%)	(15.7%)	(18.3%)
Non-GAAP loss from operations	(7.9%)	(14.6%)	(7.5%)	(12.4%)

Net loss reconciliation:
GAAP	$(7,013)	$(8,985)	$(13,560)	$(14,881)
Non-GAAP adjustment:
Stock-based compensation	3,685	2,510	7,310	4,415
Non-GAAP Net loss	$(3,328)	$(6,475)	$(6,250)	$(10,466)

Basic and diluted net loss per share
reconciliation:
GAAP	$(0.18)	$(0.69)	$(0.35)	$(1.14)
Non-GAAP	$(0.08)	$(0.50)	$(0.16)	$(0.80)

Shares used to compute basic and diluted GAAP
and Non-GAAP net loss per share	39,175	13,036	38,793	13,016

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016

Net cash (used in) provided by operating activities	$(10,178)	$(11,389)	$1,735	$(1,409)
Less: purchases of property and equipment	(691)	(2,128)	(2,236)	(2,320)
Free cash flow	$(10,869)	$(13,517)	$(501)	$(3,729)

© 2017 Apptio, Inc. All rights reserved. Apptio and the Apptio logo are registered trademarks of Apptio, Inc. All other brand and product names are trademarks or registered trademarks of their respective holders.

Investor Contact:

Susanna Morgan

(425) 279-6101

ir@apptio.com

Media Contact:

Sarah Vreugdenhil

(425) 279-6097

pr@apptio.com